Intangible Assets	9 Months Ended
Jan. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS
6.
INTANGIBLE ASSETS

Changes in the value of the intangible assets during the nine months ended January 31, 2025 and the year ended April 30, 2024 are as follows:

(in thousands)	Internally Generated Development Costs $	Intellectual Property $	Proprietary Processes $	Certifications $	Customer List $	Total $
Cost:
Balance, April 30, 2023	33	35,143	8,103	139	198	43,616
Disposals	—	(3,830)	(40)	—	(193)	(4,063)
Foreign exchange	—	(595)	(137)	(2)	(5)	(739)
Balance, April 30, 2024	33	30,718	7,926	137	—	38,814
Impairments and disposals	—	(21,184)	(156)	—	—	(21,340)
Foreign exchange	—	957	190	2	—	1,149
Balance, January 31, 2025	33	10,491	7,960	139	—	18,623

Accumulated Amortization:
Balance, April 30, 2023	14	4,775	7,633	136	132	12,690
Amortization	19	2,666	216	2	65	2,968
Disposals	—	—	—	—	(193)	(193)
Foreign exchange	—	(74)	(128)	(2)	(4)	(208)
Balance, April 30, 2024	33	7,367	7,721	136	—	15,257
Amortization	—	1,789	53	—	—	1,842
Foreign exchange	—	211	186	3	—	400
Balance, January 31, 2025	33	9,367	7,960	139	—	17,499

Net Book Value:
April 30, 2024	—	23,351	205	1	—	23,557
January 31, 2025	—	1,124	—	—	—	1,124

Impairment testing

For impairment testing, intellectual property is allocated to the following cash-generating units ("CGU"):

(in thousands)	January 31, 2025 $	April 30, 2024 $
Utrecht	1,124	1,401
BioStrand	—	22,156
	1,124	23,557

The recoverable amount of each CGU was based on value-in-use calculations and determined using a five-year forecast for Utrecht and Oss and a seven-year forecast for BioStrand, followed by a terminal growth rate determined by management. The present value of the forecasted cash flows of each CGU is determined by applying a discount rate reflecting a current market assessment of the time value of money and risks specific to the CGU. The recoverable amount, growth rate assumptions and discount rates for each CGU as of January 31, 2025 and April 30, 2024 are as follows:

	Recoverable amount		Terminal growth rates		Discount rates
(in thousands)	January 31, 2025 $	April 30, 2024 $	January 31, 2025 $	April 30, 2024 $	January 31, 2025 $	April 30, 2024 $
Oss	9,231	5,965	2.50%	2.50%	21.4%	22.0%
Utrecht	12,230	12,737	2.50%	2.50%	21.4%	19.0%
BioStrand	—	14,611	2.50%	2.50%	48.2%	45.0%

The terminal growth rates consider the average GDP growth rate of the Netherlands and Belgium. The discount rates reflect management’s assessment of market and specific risk of the CGU. The cash flow forecasts include a key management assumption that future profit margins will remain stable and is based on previous performance of the CGU. The assumption for future profit margins is based on management’s review of the prior three years of performance of the CGU.

During the year ended April 30, 2024, the Company recorded an impairment loss of $11.2 million on impairment of goodwill and $3.9 million on impairment of intangible assets for the BioStrand CGU. The loss was recorded as a reduction in goodwill and the intangible assets. The primary factor for the impairment included a rise in the discount rate as compared to the prior year, along with a delay in expected cash flows in the forecast. The increased discount rate relates to increases in the forecast risk for the BioStrand CGU, increased economic risk, and increased global interest rates as compared to the prior year.

During the three month period ended January 31, 2025, the Company recorded an impairment loss of $21.2 million for the BioStrand CGU. The loss was recorded as a reduction in the intangible assets in BioStrand. The primary factor for the impairment included a delay in expected cash flows of BioStrand due to the strategic plans and expected use of BioStrand's assets. The increased discount rate relates to additional forecast risk for the BioStrand CGU, as compared to period ended April 30, 2024.